SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 25, 2010

Newmont Mining Corporation
(Exact name of registrant as specified in its charter)

                    Delaware
(State or Other Jurisdiction of Incorporation)

                  001-31240
(Commission File Number)

                   84-1611629
(I.R.S. Employer Identification No.

6363 South Fiddlers Green Circle, Greenwood Village, CO  80111
(Address of principal executive offices) (zip code)

                             (303) 863-7414
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2010, Newmont Mining Corporation, a Delaware corporation (the “Company”), issued a news release reporting its financial results for the quarter ended and year ended December 31, 2009.  A copy of the news release is furnished as Exhibit 99.1 to this report.

Additionally, on February 25, 2010, the Company issued a news release reporting 2009 Equity Reserves and 2010 Exploration activities.  A copy of the news release is furnished as Exhibit 99.2 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 25, 2010, reporting financial results for the quarter ended and year ended December 31, 2009

99.2	News Release, dated February 25, 2010, reporting 2009 Equity Reserves and 2010 Exploration activities

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jeffrey K. Reeser
Name: Jeffrey K. Reeser
Title: Vice President and Secretary

Dated:  February 25, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 25, 2010, reporting financial results for the quarter ended and year ended December 31, 2009

99.2	News Release, dated February 25, 2010, reporting 2009 Equity Reserves and 2010 Exploration activities